Presentation for Business Update NOVEMBER 3, 2025

Forward-Looking Statements This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, such as, statements about the Company’s beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its bitcoin mining and HPC data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, such as projected hashrate, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions). These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 filed with the SEC on August 7, 2025, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 to be filed with the SEC, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Website Disclosure The Company maintains a dedicated investor website at https://investors.ciphermining.com/investors (“Investors’ Website”). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors’ Website. Cipher uses its Investors’ Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors’ Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the “Email Alerts” option under the Investors Resources section of Cipher’s Investors’ Website and submitting your email address. Non-GAAP Financial Measures This communication includes supplemental financial measures for Adjusted Earnings (Loss) and Adjusted Earnings (Loss) per share - diluted, in each case that exclude the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability. These supplemental financial measures are not measurements of financial performance under accounting principles generally accepted in the United States (“GAAP”) and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of these non- GAAP financial measures can also facilitate comparison of our operating results to those of our competitors by excluding certain items that vary in our industry based on company policy. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measure, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be a recurring expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our condensed consolidated financial statements included elsewhere in this communication, which have been prepared in accordance with GAAP. We rely primarily on such condensed consolidated financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved. 2

Amazon Web Services Transaction Overview 3 Executed 15-Year Data Center Campus Lease with Amazon Web Services to Support AI Workloads • 15-year lease agreement with Amazon Web Services will provide turnkey space, and power for AI workloads • Cipher will deliver 300 MW of gross capacity in 2026, including both air and liquid cooling to the racks • The capacity will be delivered in two phases beginning in July 2026 and completing in Q4 2026, with rent commencing in August 2026 Amazon Web Services, Inc. 300 MW Gross Capacity ~$5.5Bn Estimated Contract Value 15 Years Base Lease Term Aug. 2026 Lease Start Date

New Site: Colchis

Secured 1 GW Site Expected to Energize in 2028

1 GW

Fully Executed DCA with AEP[(1)]

620 Acres

Total Acreage Under Option

- Cipher expects to own ~95% of joint venture equity assuming standard HPC lease and development assumptions
- 1 GW of capacity supported by a signed Direct Connect Agreement with AEP
  - Anticipated power consumption in 2028 pending ERCOT approval
- Transaction includes land purchase options of up to 620 acres
- Site is well-suited for HPC application given its large-scale potential power capacity, sizable acreage, availability of diverse fiber paths, and dual interconnection capability

(1) DCA: Direct Connect Agreement



Barber Lake
Colchis
Oklahoma City
Amarillo
Norman
MUSCOGEE (CREEK) NATION
CHICKASAW NATION
CHOCTAW NATION
Lubbock
Plano
Fort Worth
Dallas
Abilene
Tyler
Midland
Odessa
TEXAS
Waco
Austin
The Woodlands
Houston
San Antonio
Piedras Negras
COAHUILA
Corpus Christi
Laredo
Monclova
20
35
45
10

Third Quarter Growth Update

Transformational Transactions Unlock HPC Opportunity

- **HPC**
  - Signed 15-year data center campus lease with Amazon Web Services to support AI workloads
  - Signed 10-year lease with Fluidstack including $1.4Bn backstop from Google
    - Construction currently underway
  - Secured 1 GW site expected to energize in 2028
  - Completed successful convertible offering raising gross proceeds of ~$1.3Bn

- **Bitcoin Mining**
  - Exceeded Q3 2025 hashrate projections and achieved total self-mining hashrate of ~23.6 EH/s

Total Pro-Forma MW Mix

Operating & Contracted Gross Capacity


BTC Mining
~33%
~810 MW(1)
AI/HPC
~67%

(1) Based on forecasted gross MWs for Amazon Web Services and Fluidstack/Google executed AI/HPC leases, and currently operating bitcoin self-mining capacity

5

Energy Portfolio Overview

Operating Capacity	Contracted AI Hosting Capacity	Pipeline Capacity Timeline



Odessa
Alborz, Bear, Chief(1)
Black Pearl
~423 MW
~477 MW
96 MW
120 MW
207 MW
150 MW
120 MW
207 MW
Q2 2025
Current

- ✓ Exceeded Q3 2025 hashrate projections and achieved total self-mining hashrate of ~23.6 EH/s
- ✓ Total fleet efficiency as of Q3 2025: ~16.8 J/TH
- ✓ Total BTC held as of Q3 2025: ~1,500 BTC
- ✓ Q3 2025 all-in electricity cost per BTC: $34,189[2]



Fluidstack/Google
Amazon Web Services
544 MW
300 MW
244 MW
0 MW
Q2 2025
Current

- ✓ Signed 10-year lease with Fluidstack for 244 MW gross (168 IT MW) with Google backstopping $1.4Bn of Fluidstack's lease obligations
  - – Construction underway and expected to be completed in Sep. 2026, with rent commencing in Oct. 2026
- ✓ Signed 15-year lease with Amazon Web Services for 300 MW gross



2,500 MW
500 MW
56 MW
100 MW
70 MW
Energized
2026
2027
2028-2029
2029+

- ✓ Energized: Barber Lake (56 MW)
- ✓ 2026 Energization: Stingray (100 MW)
- ✓ 2027 Energization: Reveille (70 MW)
- ✓ 2028-2029 Expected Energization: 3 M's (1,500 MW[3]), Colchis (1 GW[4])
- ✓ 2029+ Expected Energization: Barber Lake (500 MW[5])

(1) Joint venture with WindHQ LLC, of which Cipher owns ~59 MW
(2) Reflects reconciled combined electricity cost from Q3 '25 of Odessa, Black Pearl, Alborz, Bear & Chief, including TDU charges, taxes, settlement charges, TDSP charges, customer charges, contract charges, 2021 storm surcharge, and net of revenue generated from opportunistic power sales
(3) Reflects total potential capacity of 500 MW per site – pending load studies and ERCOT / ERCOT LFL approval
(4) Reflects recent site acquisition of Colchis site – 1 GW site expected to be available in 2028 pending ERCOT approval
(5) Signed MOU to negotiate building an additional 500 MW data center adjacent to the current 300 MW site, expected to be available 2029 – 2030

6

Current Portfolio

Barber Lake

Signed 10-Year Lease with Fluidstack and Google

300 MW
Approved Power Capacity

587 Acres
Total Acreage

- Signed 10-year lease with Fluidstack including $1.4Bn backstop from Google
  - 244 MW gross (168 IT MW)
  - ~$3.0Bn of minimum contracted revenue
- Construction underway
  - Ground has been broken at the site and engineering, procurement, and construction are underway and progressing on schedule
- Optionality for 56 MW of remaining capacity
- Signed MOU for additional 500 MW of capacity


Barber Lake Site
Highway I-20

Bitcoin Mining Portfolio Snapshot

Odessa - 56% of BTC Production[1]

207 MW
Total Operating Power Capacity

~11.3 EH/s
Total Operating Hashrate

~17.6 J/TH
Fleet Efficiency

$25,414
Q3 2025 All-In Electricity Cost per BTC[2]

Black Pearl - 36% of BTC Production[1]

150 MW
Total Operating Power Capacity

~10.1 EH/s
Total Operating Hashrate

~13.9 J/TH
Fleet Efficiency

$42,803
Q3 2025 All-In Electricity Cost per BTC[3]

Alborz, Bear & Chief - 9% of BTC Production[1]

120 MW
Total Operating Power Capacity[4]

~4.4 EH/s
Total Operating Hashrate[4]

~25.7 J/TH
Fleet Efficiency

$58,427
Q3 2025 All-In Electricity Cost per BTC[5]

(1) Reflects approximate percentage of Cipher's Q3 '25 BTC production
(2) Reflects electricity cost from Q3 '25, including TDU charges and net of revenue generated from opportunistic power sales
(3) Reflects electricity cost from Q3 '25, including contract charges, taxes, and TDU charges
(4) Joint venture with WindHQ LLC, of which Cipher owns ~59 MW and ~2.2 EH/s
(5) Reflects reconciled combined electricity cost from Q3 '25, including taxes, settlement charges, TDSP charges, customer charges, and 2021 storm surcharge



40 MW
Alborz
40 MW
Bear
40 MW
Chief
Odessa
207 MW
Black Pearl
150 MW
Oklahoma City
Norman
Amarillo
Clovis
Lubbock
Big Spring
Midland
Odessa
Abilene
Fort Worth
Dallas
Plano
Tyler
Waco
TEXAS
Austin
San Antonio
Houston
The Woodlands
Corpus Christi
Laredo
Piedras Negras
COAHUILA
Monclova
CHICKASAW NATION
CHOCTAW NATION
MUSCOGEE (CREEK) NATION

Development Pipeline

2026 Currently Available Power Capacity • Energization expected in Q4 2026 • Continued development of substation and secured long-lead items including transformers and high-voltage breakers • Site features: – 250 acres of land in West Texas – Approvals for 100 MW of interconnection / agreements necessary to participate in the ERCOT market 100 MW Approved Power Capacity 250 Acres Total Acreage Stingray 11 Stingray Site Andrews Stingray Site Midland

Total Acreage 12 Future Pipeline Capacity Reveille Milsing McLennan Mikeska 70 MW Total Power Capacity Reveille (1) Reflects total potential capacity of 500 MW per site – pending load studies and ERCOT / ERCOT LFL approval (2) Reflects recent site acquisition of Colchis site – 1 GW site expected to be available in 2028 pending ERCOT approval 55 Acres Total Acreage 500 MW Total Power Capacity(1) Mikeska 100 Acres Total Acreage 500 MW Total Power Capacity(1) Milsing 187 Acres Total Acreage 500 MW Total Power Capacity(1) McLennan 319 Acres Total Acreage 1,000 MW Total Power Capacity(2) Colchis 620 Acres Colchis

Financial Update

Q3 2025 Quarter Over Quarter Financial Highlights

Metric	Q3 2025	Q2 2025	% Variance QoQ	Comments
End of Period Self-Mining Hashrate	~23.6 EH/s	~16.8 EH/s	~40% Increase	Driven by completion of Black Pearl Phase I 150 MW
Bitcoin Self-Mined	~689 BTC(1)	~509 BTC(2)	~35% Increase	Driven by first full quarter of Black Pearl production
All-In Electricity Cost per BTC	$34,189(3)	$27,324(4)	~25% Increase	Driven by increase in network hashrate and energization of Black Pearl Phase I 150 MW, which is a front-of-the-meter site
Revenue	~$72M	~$44M	~65% Increase	Driven primarily from the increase in BTC price and increased production from the first full quarter of Black Pearl production
GAAP Earnings	(~$3M)	(~$46M)	~93% Increase	Driven by increased revenue and mark to market gain on warrant liability
Non-GAAP Adjusted Earnings	~$41M	~$30M	~34% Increase	Driven by increased revenue
Cash and Cash Equivalents	~$1.2Bn	~$63M	~1,826% Increase	Driven primarily from net proceeds of 2031 Notes (~$1.2B)

(1) Reflects Q3 '25 total bitcoin self-mined from Odessa, Black Pearl, Alborz, Bear & Chief
(2) Reflects Q2 '25 total bitcoin self-mined from Odessa, Black Pearl, Alborz, Bear & Chief
(3) Reflects reconciled combined electricity cost from Q3 '25 of Odessa, Black Pearl, Alborz, Bear & Chief, including TDU charges, taxes, settlement charges, TDSP charges, customer charges, contract charges, 2021 storm surcharge, and net of revenue generated from opportunistic power sales
(4) Reflects reconciled combined electricity cost from Q2 '25 of Odessa, Alborz, Bear & Chief, including TDU charges, taxes, settlement charges, TDSP charges, customer charges, 2021 storm surcharge, and net of revenue generated from opportunistic power sales

14

Three Months Ended Three Months Ended September 30, 2025 June 30, 2025 September 30, 2025 September 30, 2024 Revenue - bitcoin mining $ 71,707 $ 43,565 $ 71,707 $ 24,102 Costs and operating (expenses) income Cost of revenue (26,733) (15,330) (26,733) (15,063) Compensation and benefits (14,445) (15,659) (14,445) (14,738) General and administrative (8,167) (9,078) (8,167) (8,919) Depreciation and amortization (59,549) (44,086) (59,549) (28,636) Change in fair value of power purchase agreement (9,030) (15,480) (9,030) (48,520) Power sales 2,335 1,376 2,335 1,444 Equity in (losses) income of equity investees (1,479) (1,701) (1,479) 847 Unrealized gains (losses) on fair value of bitcoin 108 17,143 108 (22,156) Realized gains on sale of bitcoin 7,535 (3,639) 7,535 20,245 Other operating gains (losses) 101 (2,354) 101 - Total costs and operating expenses (109,324) (88,808) (109,324) (115,496) Operating loss (37,617) (45,243) (37,617) (91,394) Other income (expense) Interest income 457 296 457 1,188 Interest expense (1,286) (1,137) (1,286) (346) Change in fair value of warrant liability 31,860 - 31,860 - Other income (expense) 3,000 1,220 3,000 (4) Total other income 34,031 379 34,031 838 Loss before taxes (3,586) (44,864) (3,586) (90,556) Current income tax benefit (expense) 767 (1,145) 767 (211) Deferred income tax benefit (expense) (464) 228 (464) 4,013 Total income tax benefit (expense) 303 (917) 303 3,802 Net loss $ (3,283) $ (45,781) $ (3,283) $ (86,754) Loss per share - basic and diluted $ (0.01) $ (0.12) $ (0.01) $ (0.26) Weighted average shares outstanding - basic 393,191,623 375,052,248 393,191,623 332,680,037 Weighted average shares outstanding - diluted 393,191,623 375,052,248 393,191,623 332,680,037 Results of Operations QoQ and YoY Comparison 15Note: In thousands, except for share and per share amounts

Three Months Ended Three Months Ended September 30, September 30, 2025 June 30, 2025 2025 2024 Reconciliation of Adjusted Earnings: Net loss $ (3,283) $ (45,781) $ (3,283) $ (86,754) Change in fair value of power purchase agreement 9,030 15,480 9,030 48,520 Share-based compensation expense 9,074 10,493 9,074 10,211 Depreciation and amortization 59,549 44,086 59,549 28,636 Deferred income tax (benefit) expense 464 (228) 464 (4,013) Other (losses) gains - nonrecurring (2,246) 6,299 (2,246) — Change in fair value of warrant liability (31,860) — (31,860) — Adjusted earnings (loss) $ 40,728 $ 30,349 $ 40,728 $ (3,400) Three Months Ended Three Months Ended September 30, September 30, 2025 June 30, 2025 2025 2024 Reconciliation of Adjusted Earnings per share - diluted: Net loss per share - diluted $ (0.01) $ (0.12) $ (0.01) $ (0.26) Change in fair value of power purchase agreement per diluted share 0.03 0.03 0.03 0.14 Share-based compensation expense per diluted share 0.02 0.03 0.02 0.03 Depreciation and amortization per diluted share 0.15 0.12 0.15 0.09 Deferred income tax (benefit) expense per diluted share — — — (0.01) Other (losses) gains - nonrecurring per diluted share (0.01) 0.02 (0.01) — Change in fair value of warrant liability per diluted share (0.08) — (0.08) — Adjusted earnings (loss) per diluted share $ 0.10 $ 0.08 $ 0.10 $ (0.01) Non-GAAP Adjusted Earnings QoQ and YoY Comparison 16Note: In thousands, except for per share amounts

September 30, 2025 December 31, 2024 ASSETS Current assets Cash and cash equivalents $ 1,207,440 $ 5,585 Accounts receivable 696 596 Receivables, related party 308 2,090 Prepaid expenses and other current assets 3,966 3,387 Bitcoin 170,303 92,651 Receivable for bitcoin collateral - 32,248 Derivative asset 36,766 31,648 Total current assets 1,419,479 168,205 Restricted cash 13,779 14,392 Property and equipment, net 649,877 480,865 Deposits on equipment 7,683 38,872 Intangible assets, net 9,425 8,881 Investment in equity investees 42,289 53,908 Derivative assets 121,664 54,022 Operating lease right-of-use asset 11,867 12,561 Security deposits 12,045 19,782 Other noncurrent assets 552,758 3,958 Total assets $ 2,840,866 $ 855,446 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities Accounts payable $ 12,462 $ 22,699 Accrued expenses and other current liabilities 37,549 69,824 Finance lease liability, current portion 4,123 3,798 Operating lease liability, current portion 3,523 3,127 Warrant liability 512,590 - Short-term borrowings - 32,330 Total current liabilities 570,247 131,778 Long-term borrowings, net 1,023,075 - Derivative liability 414,320 - Asset retirement obligations 32,903 20,282 Finance lease liability 4,197 7,331 Operating lease liability 9,058 9,833 Deferred tax liability 3,871 4,269 Total liabilities 2,057,671 173,493 Commitments and contingencies (Note 13) Stockholders’ equity Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of September 30, 2025, and December 31, 2024 - - Common stock, $0.001 par value, 500,000,000 shares authorized, 395,488,396 and 361,432,449 shares issued as of September 30, 2025 and December 31, 2024, respectively, and 393,602,553 and 350,783,817 shares outstanding as of September 30, 2025, and December 31, 2024, respectively 395 361 Additional paid-in capital 1,052,253 863,015 Accumulated deficit (269,451) (181,412) Treasury stock, at par, 1,885,843 and 10,648,632 shares at September 30, 2025 and December 31, 2024, respectively (2) (11) Total stockholders’ equity 783,195 681,953 Total liabilities and stockholders’ equity $ 2,840,866 $ 855,446 Consolidated Balance Sheets 17Note: In thousands, except for share and per share amounts